Exhibit 10.1

PROMISSORY NOTE

US $649,000.00	October 25, 2013

FOR VALUE RECEIVED, COIL TUBING TECHNOLOGY, INC., a Nevada corporation ("Borrower"), jointly and severally (if more than one), promises to pay to the order of BANK OF HOUSTON (together with any subsequent holder of this Note, the "Lender"), at 750 Bering Drive, Suite 100, Houston, Texas 77057, or such other place as may be designated by written notice to Borrower from or on behalf of Lender the principal sum of SIX HUNDRED FORTY-NINE THOUSAND AND NO/100 DOLLARS ($649,000.00), with interest on the unpaid principal balance at the Applicable Interest Rate (hereinafter defined). Interest accruing under this Note shall be computed on the basis of a 360-day year and the actual number of days elapsed for any whole or partial month.

As used in this Note, the following terms shall have the meanings set forth below:

Applicable Interest Rate: (i) During the first three years of the term hereof, the fixed rate of five percent (5.00%) per annum and (ii) beginning on the third annual anniversary of the date hereof, the Applicable Interest Rate for the remaining term at the fixed rate equal to the Prime Interest Rate as of such date plus one percent (1.00%) per annum, but in no event to be less than five percent (5.00%) per annum (the "Rate floor").

Prime Interest Rate: As published in The Wall Street Journal section "Money Rates", and being defined therein as "the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks." If this section of The Wall Street Journal reflects more than one rate as being the "Prime Rate", then the highest rate shall be the Prime Interest Rate. The Prime Interest Rate is the index agreed upon by Borrower and Lender to determine the contract rate of interest payable under this Note, and it is understood that the Lender from time to time may make various loans at rates of interest having no relationship to such Prime Interest Rate. The use of the Prime Interest Rate is not to be construed as a warranty or representation that the Prime Interest Rate is more favorable than any other rate or index, that rates on other loans, or credit facilities may not be based on indices other than the Prime Interest Rate, or that rates on loans to others may not be made below the Prime Interest Rate.

First Payment Date: November 25, 2013.

Scheduled Maturity Date: Sixty (60) months from the date hereof.

Monthly Payment Amount From the First Payment Date, until and including the payment due on the third anniversary of the date hereof the amount $4,309.05 each month (based on a 20 year amortization period), and thereafter beginning November 25, 2016, the Monthly Payment Amount shall be calculated based on a full amortization of the then remaining balance over 17 years utilizing the Applicable Interest Rate as reset as provided above.

1.     Computation of Interest; Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)     Interest shall accrue on the outstanding principal under this Note at the Applicable Interest Rate. The Prime Interest Rate shall be determined by Lender as of the third annual anniversary of the date hereof to determine the new Applicable Interest Rate; provided however, the fixed rate for the final two years of this Note shall not be less than the Rate Floor. If The Wall Street Journal ceases publication or ceases to publish the Prime Interest Rate, Lender shall select a comparable publication to determine the Prime Interest Rate and provide notice thereof to Borrower.

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(b) The Monthly Payment Amount shall be due monthly until the Scheduled Maturity Rate at which time the entire unpaid principal balance and accrued, unpaid interest shall be due and payable on the Scheduled Maturity Date or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration (the "Maturity Date"). The unpaid principal balance shall bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

(c) Each payment due here under shall not be deemed received by Lender until received on a Business Day (as hereafter defined) in U.S. Dollars immediately available to Lender prior to 5:00 p.m. local time at the place then designated by Lender. Any payment received on a Business Day after the time established by the preceding sentence, shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal. Any regularly scheduled payment of interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due. For purposes of this Note, a "Business Day" means any day other than a Saturday, Sunday or any other day on which national banks in the State of Texas are not open for business.

2.     Application of Payments. Payments under this Note shall be applied first to the payment of accrued but unpaid interest, then to reduction of the outstanding principal balance, and then to the payment of late fees and other costs and charges due in connection with this Note, as Lender determines in its sole discretion, and then to reduction of the outstanding principal balance (in inverse order of maturity whether or not then due). All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

3.     Security. The indebtedness evidenced by this Note (the "indebtedness") is secured, among other things, by a Deed of Trust, Security Agreement and Financing Statement dated as of the date of this Note (the "Security Instrument"), and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness. All documents other than this Note and the Security Instrument to or of which Lender is a party or a beneficiary now or hereafter evidencing, securing, guaranteeing, modifying or otherwise relating to the indebtedness, and all extensions, renewals and modifications thereof, are collectively referred to herein as the "Other Security Documents."

4.     Event of Default and Acceleration. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Note: (a) if any payment of principal and interest or any other payment required under this Note is not received by Lender on or before 10 days after the date such payment is due (except that no grace period is provided for the payment of principal and interest due on the Maturity Date);or (b) if any default should occur under this Note, the Security instrument or any of the Other Security Documents which is not fully cured following any applicable notice and/or prior to the expiration of any applicable grace or cure period. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, and all other amounts payable under this Note, the Security Instrument and any Other Security Documents shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance. The remedies of Lender in this Note, the Security Instrument and the Other Security Documents, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Lender's sole discretion and as often as occasion therefor shall arise.

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5.     Late Charge. If any monthly amount payable under this Note or under the Security, Instrument or any Other Security Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount but in no event to exceed the maximum interest rate which may be collected from Borrower under applicable law. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Indebtedness, and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 6.

6.     Default Rate. Upon the occurrence of an Event of Default, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 5 percentage points above the Applicable Interest Rate or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that a delinquent payment or the occurrence of an Event of Default will materially increase Lender's risk and/or cause Lender to incur additional expenses in servicing and processing the Indebtedness arising from its loss of the use of the money due, and that it is extremely difficult and impractical to determine those additional risks, costs and expenses. Borrower agrees that the increase in the rate of interest payable under this Note to tile Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of an Event of Default and the additional compensation Lender is entitled to receive for the increased risks of any nonpayment associated therewith.

7.     Voluntary and Involuntary Prepayments. This paragraph left blank intentionally.

8.     Costs and Expenses; Judgment Interest. Borrower shall pay on demand all reasonable expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of the Security Instrument or any of the Other Security Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding. Interest shall accrue on any judgment obtained by Lender in connection with the enforcement or collection of this Note with such judgment amount is paid in full at a rate equal to the greater of (a) the Default Rate or (b) the legal rate applicable to judgments within such jurisdiction; provided, however, that interest shall not accrue at a rate in excess of the maximum rate of interest, if any, which may be charged or collected from Borrower under applicable law.

9.     Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any Other Security Document or otherwise afforded by applicable law, shall not be a waiver of or·preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment or constitute or be deemed to constitute either a waiver of the unpaid amounts, an accord and satisfaction, or a novation of this Note. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender. Lender may release any guarantor, surety or indemnitor of this Note from liability, in every instance without the consent of Borrower hereunder and without waiving any rights which Lender may have hereunder or under the Security Instrument or any of the Other Security Documents or under applicable law or in equity.

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10.     Waivers. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, and all endorsers and guarantors of this Note and all other third party obligors. Borrower, for itself and all others who may become liable for payment of all or any part of the indebtedness, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each stale thereof, both as to party and property (real and personal), against the enforcement and collection of the Indebtedness.

11.     Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Indebtedness is interpreted so that any interest or other charge provided for in this Note, the Security instrument or any of the Other Security Documents, whether considered separately or together with other charges provided for in this Note, the Security Instrument or any of the Other Security Documents, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

12.     Counting of Days; Time of Essence. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days. Time is of the essence with respect to all provisions of this Note.

13.     Negotiable Instrument Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note, absent this paragraph, may not otherwise qualify as a negotiable instrument under applicable law.

14.     Sale of Loan by Lender. Lender shall have the right to transfer, sell or assign this Note, the Security Instrument and the Other Security Documents, and the obligations of Borrower hereunder.

15.     Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with the Security Instrument.

16.     Captions, Etc. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note. This Note, together with the Security Instrument and the Other Security Documents, contain the entire agreement between Borrower and Lender relating to the subject matter thereof, and supercede all prior discussions and agreements (oral or written) which are not contained therein. Neither this Note nor the Security Instrument or any of the Other Security Documents may be changed, waived, supplemented, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement thereof is sought and then only to the extent expressly set forth in such writing. Any provision of this Note, the Security instrument or the Other Security Documents which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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17.     Governing Law. This Note shall be governed by the laws of the jurisdiction of the State of Texas, without giving effect to its conflict of laws rules.

18.     Small Business Jobs Act Certification. As required by Section 4107(d)(2) of the Small Business Jobs Act of 2010, Borrower hereby certifies to Lender that the Principals of Borrower and its affiliates have not been convicted of, or pleaded nolo contendre to, a sex offense against a minor (as such terms are defined in section 111 of the Sex Offender Registration and Notification Act (42 U.S.C. 16911)). The term "principals" is defined as follows: if a sole proprietorship, the proprietor; if a partnership, each managing partner and each partner who is a natural person and holds a 20% or more ownership interest in the partnership; and if a corporation, limited liability company, association or a development company, each director, each of the five most highly compensated executives or officers of the entity, and each natural person who is a direct or indirect holder of 20% or more of the ownership stock or stock equivalent of the entity.

COIL TUBING TECHNOLOGY, INC., a Nevada corporation

By: /s/ Jason Swinford
Jason Swinford, Chief Executive Officer

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